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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459
                           --------------------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 29, 1999

                         KALEIDOSCOPE MEDIA GROUP, INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-17591                 93-0957030
       -------------               ------------               ----------
(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)

              244 West 54th Street, New York, NY        10019
                    --------------------------------   -------
         (Address of Principal Executive Offices)     (Zip Code)

                                  212-757-0700
                          ----------------------------
              (Registrant's Telephone Number, Including Area Code)



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Item 4. Changes in Registrant's Certifying Accountant.

(a)(1)(i) Paneth, Haber & Zimmerman LLP ("PHZ") was terminated as the Company's auditors on April 7, 1999.

(a)(1)(ii) PHZ's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to any uncertainty, audit scope or as to accounting principles.

(a)(1)(iii) On April 22, 1999, the Company's Board of Directors ratified the termination of PHZ.

(a)(1)(iv) There were no reportable events of the type described in Item 304(a)(1)(iv)(A) through (C) of Regulation S-K.

(a)(1)(v)(A) During 1997, subsequent to their completion of their audit of the December 31, 1996 consolidated financial statements, PHZ reported to the Company that "[t]he financial and accounting personnel have only limited experience with overall financial reporting, particularly SEC reporting. As a result, their knowledge and experience regarding such matters as disclosure requirements, financial statement presentation, accounting for income taxes, revenue recognition principles and the application of specialized accounting pronouncements, although having been expanded by the experience of [the 1996 fiscal year] filing, is limited. This results in a significant risk that material errors in the financial statements could occur and not be detected by the staff." In response to this statement, the Company hired a new Chief Financial Officer and additional staff and so the condition did not exist as of the completion of the audit of the December 31, 1997 financial statements. Neither the Board of Directors nor any committee thereof discussed this matter with PHZ.

(a)(1)(v)(B) There were no reportable events of the type described in Item 304(a)(1)(v)(B) through (D).

(a)(2) On April 7, 1999 the Company appointed Liebman Goldberg & Drogin as its independent public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 1998.

(a)(2)(i) The Company has not previously consulted Liebman Goldberg & Drogin on any application of accounting principles, discrepancies or reportable events.

(a)(2)(ii) There were no disagreements of the type described in Item 304(a)(1)(iv) of Regulation S-K and no consultations with Liebman Goldberg & Drogin regarding any matters that were reportable events as described in paragraph 304(a)(1)(v) of Regulation S-K.

(a)(3) The Company provided PHZ with a copy of its original disclosures on April 22, 1999 and requested in writing that it furnish the Company with a letter addressed to the SEC stating whether or not it agreed with such disclosures. PHZ's letter, detailing certain discrepancies in the disclosure, was filed as an exhibit to Form 8-K/A on April 26, 1999. Pursuant to a request from the SEC, this Second Amendment to Form 8-K corrects the discrepancies identified in PHZ's April 22, 1999 letter, and the Company has requested of PHZ in writing that it furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the disclosures herein. A copy of such letter is filed herewith as an exhibit to this report in accordance with Item 601 of Regulation S-K.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)(1) The letter of PHZ, is filed herewith as an exhibit to this Form 8-K/A in accordance with Section 601 of Regulation S-K.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         Date:  April 29, 1999            By:      /s/ Irving Greenman
                                                   -----------------
                                                   Irving Greenman
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.
Item No.                            Description
--------                            -----------

 16.1 Letter of Paneth Haber & Zimmerman LLP dated April 29, 1999 concerning termination as independent accountants.